UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 17, 2020

EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 474-1300
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On December 17, 2020, Angela Aman was appointed as a Trustee of Equity Residential (the “Company”). In connection with Ms. Aman’s appointment, the size of the Company’s Board of Trustees was increased from 12 to 13. Ms. Aman was also appointed to serve on the Audit Committee effective as of such date. The Company has determined that Ms. Aman is independent of the Company and its management within the meaning of the New York Stock Exchange listing standards.

As a
non-employee
Trustee, Ms. Aman will receive an annual cash retainer of $80,000, an annual retainer of $160,000 to be paid in share options, restricted shares and/or restricted units, and an additional $10,000 annual cash retainer for her service on the Audit Committee, with all such amounts prorated from the date of her appointment to the date of the Company’s 2021 Annual Meeting of Shareholders. The Company will enter into an Indemnification Agreement with Ms. Aman in substantially the same form that the Company has entered into with its other trustees and executive officers. The form of the Indemnification Agreement was filed as Exhibit 10.18 to the Company’s Form
10-K
for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004.
A copy of the press release announcing Ms. Aman’s appointment to the Company’s Board of Trustees is attached as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, dated December 17, 2020, announcing the appointment of Angela Aman to the Board of Trustees of Equity Residential.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: December 17, 2020	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

By: Equity Residential, its general partner

Date: December 17, 2020	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President and General Counsel

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